                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2004
                                                (January 12, 2004)
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

        DELAWARE                   001-13403             84-1032638
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(State or other jurisdiction     (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)

4100 N. Mulberry Drive, Suite 200,  Kansas City, Missouri         64116
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.   Other Events.

         On January 12, 2004, the Company announced that the Board of Directors has authorized the payment of a quarterly dividend of 18.75 cents per share, payable to shareholders of record as of March 19, 2004, to be paid on April 5,
2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 13, 2004
                                            AMERICAN ITALIAN PASTA COMPANY

                                            By:   /s/ Warren Schmidgall
                                                --------------------------------
                                                  Warren Schmidgall
                                                  Chief Financial Officer